[GRAPHIC OMITTED]

                                TABLE OF CONTENTS

                                ADVISORONE FUNDS

                            PROSPECTUS June 30, 2003

KEY INVESTMENT CONCEPTS........................................................4
FUND FACTS ....................................................................5
    Amerigo Fund ..............................................................8
    Clermont Fund ............................................................14
YOUR ACCOUNT .................................................................20
    Types of Accounts ........................................................20
    Choosing a Class..........................................................20
    Classes in Detail ........................................................21
    Rule 12b-1 Plan in Detail.................................................21
    Purchasing Shares.........................................................21
    Redeeming Shares..........................................................23
    Exchanging Shares.........................................................26
PRICING OF FUND SHARES........................................................28
DISTRIBUTIONS.................................................................28
FEDERAL TAX CONSIDERATIONS....................................................29
    Taxes on Distributions....................................................29
    Taxes on Sales or Exchanges...............................................29
    "Buying a Dividend".......................................................29
    Tax Withholding...........................................................29
MANAGEMENT....................................................................30
    Investment Adviser........................................................30
    Other Service Providers...................................................30
FINANCIAL HIGHLIGHTS..........................................................31

Key Investment Concepts

This Prospectus does not constitute an offer to sell Fund shares in any state or jurisdiction in which the Fund is not authorized to conduct business. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus or in the Statement of Additional Information.

This Prospectus describes the investment objectives, principal investment strategies, principal investments and principal risks of the AdvisorOne Funds (the "Trust") comprised of the Amerigo Fund and Clermont Fund (individually a "Fund" and collectively the "Funds"). You may find the following definitions of these terms useful as you read the description of the Funds.

[GRAPHIC OMITTED]

Investment Objectives

A fund's investment objective is its ultimate, overriding goal. It is the way in which the fund defines itself amongst all other funds. There is a wide range of potential investment objectives. There can be no assurance that any fund will attain its investment objective. You should think carefully about whether a fund's investment objective is consistent with your own objective for the money that you are contemplating investing in that fund. If it is not consistent with your objectives, you should consider another fund.

[GRAPHIC OMITTED]

Principal Investment Strategies

A fund's principal investment strategies are the primary means by which the investment adviser for the fund seeks to attain its investment objective. A strategy may, among other things, take the form of an intention on the part of the investment adviser to the fund to invest primarily in certain types of securities such as stocks, bonds, or money market instruments, or to concentrate investments in a particular industry (e.g. technology, healthcare, energy) or group of industries. Your financial consultant can assist you in understanding these strategies.

[GRAPHIC OMITTED]

Principal Investments

In order to implement its investment strategies, a fund will invest principally in certain types of securities. These securities may include equity securities, such as common stocks, preferred stocks, convertible securities and warrants, debt securities, such as corporate bonds, government securities and mortgage and other asset-backed securities, other funds (open and closed-end funds), and exchange traded funds.

[GRAPHIC OMITTED]

Principal Risks

The principal risks of a fund are those potential occurrences that, in the judgment of the fund's investment adviser, have the greatest likelihood of disrupting, interfering with, or preventing the fund from attaining its investment objective. Your financial consultant can assist you in understanding these risks.


                                 Prospectus - 4

FUND FACTS - AdvisorOne Funds

This section briefly describes the AdvisorOne Funds (the "Trust"), a group of diversified mutual funds each with a specific asset allocation and investment objective. The AdvisorOne Funds are currently comprised of two funds, the Amerigo Fund and the Clermont Fund (each a "Fund" and collectively "Funds").

Fund Structure and Common Investment Strategies

The Amerigo Fund and the Clermont Fund are a "fund of funds." In other words, the Funds pursue their investment goals by investing primarily in other investment companies, either open-end investment companies (commonly known as "mutual funds") or closed-end investment companies ("closed-end funds"), and exchange traded funds ("ETFs"), that are not affiliated with the Trust. In this Prospectus, the ETF's, mutual funds and closed-end funds in which the Amerigo and Clermont Funds invest are referred to as the "Underlying Funds." In addition to the Underlying Funds, each Fund may invest directly in individual securities.

Allocation of Assets. The Funds' investment adviser, Clarke Lanzen Skalla Investment Firm, LLC (the "Adviser"), allocates each Fund's assets among the Underlying Funds or individual securities representing various segments of the financial markets, which may include various style and capitalization combinations (such as aggressive growth, growth, growth and income, small capitalization, etc.), specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country specific funds), international and global bond funds, U.S. Government securities, corporate bonds, high yield bond funds, and money market funds.

The Adviser varies these allocations in response to economic and market trends, seeking a mix that it believes will most likely achieve the Fund's investment objective. Using fundamental and technical analysis, the Adviser assesses the relative risk and reward potential throughout the financial markets, underweighting assets if their performance is expected to be weak; and overweighting investments in segments where the Adviser believes performance will justify the risk.

Selection of Underlying Funds: The Amerigo Fund and the Clermont Fund invest in Underlying Funds that invest primarily in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and bonds. The Adviser selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). The Adviser also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many funds in which a Fund invests may not share the same investment goal and investment limitations as the Fund. Normally, a Fund will invest its assets in Underlying Funds from several different mutual funds families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies. However, a Fund may invest up to 100% of its total assets in one Underlying Fund. Also, because the Funds may invest heavily in ETF's and because the number of investment advisers offering a wide range of ETFs is limited, a Fund may have a large percentage of its Underlying Fund assets managed by one investment adviser.

Risks Associated With Investments in Underlying Funds: Because the Funds invest primarily in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. In addition, investing through the Funds in an underlying portfolio of funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing indirectly in Underlying Funds through a Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including short term redemption charges. In addition, to the extent these Underlying Funds trade their portfolios actively; they will incur higher brokerage commissions as well as increased realization of taxable gains.


                                 Prospectus - 5

FUND FACTS - AdvisorOne Funds

[GRAPHIC OMITTED]

Allocation of Fund Assets Among Market Segments

The Adviser allocates the Amerigo Fund's and the Clermont Fund's assets primarily among various style and capitalization combinations (such as aggressive growth, growth, growth and income, small capitalization, etc.) of open-end and closed-end mutual funds, specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country specific funds), international and global bond funds, U.S. Government securities, corporate bonds, high yield bond funds, money market funds and exchange traded funds. The Funds may also invest in individual securities and derivatives.

Using fundamental and technical analysis, the Adviser assesses the relative risk and reward potential of these segments of the financial markets, with the objective of providing the best opportunity for achieving the Fund's investment objective. The Fund's portfolio is expected to vary considerably among the various market segments as changes in economic and market trends occur. The Adviser underweights market segments that it believes to have poor risk / reward potential and overweights market segments that it believes to have above average risk / reward potential.

Allocation of Fund Assets Among Asset Subclasses

The asset allocation process is not limited to determining the degree to which a Fund's assets should be invested in a given market segment. The Adviser continually explores opportunities in various subclasses of assets, which may include:

o     geoeconomic considerations (for example, "foreign" versus "domestic")

o maturities of fixed income securities (for example, "short-term" versus "long-term")

o market capitalization (for example, "large capitalization" versus "small capitalization")

o     sector rotation (for example, "high tech" versus "industrial")

Stock Segment

A Fund may invest in one or more stock funds owning domestic and foreign equity securities, including common stocks and warrants. A Fund may also invest in individual stocks. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types. The Adviser seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Adviser believes to have superior investment potential. When the Adviser selects stock funds, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bond Segment

A Fund may invest in one or more bond funds owning domestic and foreign debt securities or in individual securities issued by either domestic or foreign parties. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all


                                 Prospectus - 6
varieties of domestic and foreign fixed-income securities. The Adviser will seek to manage total return, income, and risk within the bond segment by adjusting the Fund's investments in bond funds that hold securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. A Fund may also invest in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). In general, bond prices rise when interest rates fall, and fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Money Market Segment

A Fund may invest directly in money market securities, or in one or more money market funds owning, money market securities. Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations. These securities may be denominated in U.S. dollars or foreign currency.

Risk Management Segment

The Adviser, or the investment advisers of the Underlying Funds in which the Funds invest, may invest in defensive positions when they believe it is appropriate to do so. When this happens, the Funds, or the Underlying Funds in which the Funds invest, may increase temporarily their investment in government securities and other short-term securities without regard to the Fund's, or the Underlying Funds', investment restrictions, policies or normal investment emphasis. During such a period, a Fund, or the Underlying Funds in which the Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with SEC rules. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund. The fund may also use combinations of options and futures to achieve a more aggressive or defensive position. There can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to the fund.

Sales Charges Assessed by Underlying Funds

The Amerigo Fund and Clermont Fund may purchase "no-load" mutual funds, which are sold and purchased without a sales charge. A Fund may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund. In addition, when the Adviser believes it is appropriate, a Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Funds, the Adviser, and the distributors do not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, they may receive shareholder servicing fees for the performance of certain administrative tasks. Although the Funds may invest in shares of the same Underlying Fund, the percentage of each Fund's assets so invested may vary, and the Adviser will determine that such investments are consistent with the investment objectives and policies of each Fund.

Portfolio Manager

The Amerigo Fund and the Clermont Fund are managed by a team of professional money managers led by the Chief Investment Officer of Clarke Lanzen Skalla Investment Firm, LLC, the investment adviser to the Funds. The management team offers a combined 38 years experience managing portfolios of mutual funds. Clarke Lanzen Skalla Investment Firm, LLC is the successor to Clarke Lanzen Skalla Investment Firm, Inc., the original investment adviser to the Funds since their inception.


                                 Prospectus - 7

FUND FACTS - Amerigo Fund

This section briefly describes the Amerigo Fund's goals, principal investment strategies, risks, expenses and performance.

[GRAPHIC OMITTED]

Investment Objective

The objective of the Amerigo Fund is long-term growth of capital without regard to current income.

[GRAPHIC OMITTED]

Principal Investment Strategies

o The Fund invests primarily in Underlying Funds or individual securities that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers.

o Although the Fund does not seek current income, it may invest up to 20% of its total assets in underlying Funds or individual securities that invest primarily in long, medium, or short-term bonds and other fixed income securities of varying credit quality whenever the Adviser believes these Underlying Funds offer a potential for capital appreciation.

o Some of the Underlying Funds or individual securities in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts, options and options on futures contracts.

[GRAPHIC OMITTED]

Principal Risks

Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the companies in which the Fund invests, and the Fund's level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

The Fund is subject to the following principal risks:

o Stock Market Risk: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risks" below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

o Equity Securities: When the Fund invests in Underlying Funds that own equity securities such as common or preferred stock or stock warrants, the value of your investment in the Fund will fluctuate in response to stock market movements.

o Debt Securities: When the Fund invests in Underlying Funds that own bonds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

      In addition, Underlying Funds may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.


                                 Prospectus - 8

FUND FACTS - Amerigo Fund

o Investment Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

o Issuer-Specific Risks: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

o Underlying Fund Strategies: When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an Underlying Fund in which the Fund invests, does not go down as the Adviser expects.

o Risks of Options and Futures: Investing in options and/or futures subjects the Fund to certain risks. Options and futures are derivative securities, which are financial instruments whose value is derived from another security, a commodity such as gold or oil, or an index such as Standard & Poor's 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, such as credit risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund; currency risk, which is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment; and leverage risk, which is the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

o Risks of Foreign Securities: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

o Defensive Strategies: In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or cash equivalent securities. If the Adviser does so, it could affect the Fund's performance and the Fund might not achieve its investment objective.

The AdvisorOne Fund's Statement of Additional Information Includes Additional Information Regarding the Risks Associated with the Fund's Investments.

Who May Want to Invest in the Amerigo Fund?

We designed the Amerigo Fund for investors who seek one or more of the following:

o     long term growth potential

o a fund that offers diversification by investing in other mutual funds, ETF's or other securities

o a fund that provides access to multiple market segments that may be less accessible to individual investors

o     a stock fund that invests in domestic and foreign companies


                                 Prospectus - 9

FUND FACTS - Amerigo Fund

Performance and Volatility

Before June 5, 2000, the Fund operated as a separate fund called the CLS AdvisorOne Fund-Amerigo Fund ("CLS Amerigo Fund"). On or about June 5, 2000, the Fund was reorganized as a new series of the Orbitex Group of Funds trust and referred to as the Orbitex Amerigo Fund. On or about April 1, 2003, the name of the Trust was changed from Orbitex Group of Funds to AdvisorOne Funds and the Fund is now known as the Amerigo Fund.

The bar chart and table below provide some indication of the risks of investing in the Amerigo Fund by showing changes in the performance of Class N Shares of the Amerigo Fund from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Performance for the period prior to June 5, 2000 is that of the CLS Amerigo Fund. Past performance does not necessarily indicate how the Fund will perform in the future.

[BAR CHART TO BE INSERTED]:

Total Return for the year ended December 31,

      1998      16.50%
      1999      41.22%
      2000     (12.68)%
      2001     (10.55)%
      2002     (20.03)%

The year-to-date return of Class N Shares for the three-month period ended March 31, 2003 was (3.49)%. During the period shown in the bar chart, the highest return for a quarter was 26.23% (quarter ended 12/31/99) and the lowest return for a quarter was (16.11)% (quarter ended 9/30/01).


                                 Prospectus - 10

FUND FACTS - Amerigo Fund

AVERAGE ANNUAL TOTAL RETURN (For the period ended December 31, 2002)

                                                                   Past 1 Year  Past 5 Years   Life of Fund*
Amerigo Fund Class N(1)
return before taxes                                                  (20.03)%       0.55%         0.78%
return after taxes on distributions(2)                               (20.03)%      (0.13)%        0.14%
return after taxes on distributions and sale of Fund shares(2)       (12.30)%       0.39%         0.57%
Amerigo Fund Class C
return before taxes                                                  (21.55)%         NA        (18.60)%
S&P 500(TM) Index(3)                                                 (22.10)%      (0.59)%        0.25%
Morningstar Multi-Asset Global Funds Average(4)                       (6.68)%       1.92%         2.33%

(1) The performance figures shown above for the period prior to June 5, 2000 reflect the performance for Class N Shares of the CLS Amerigo Fund, the predecessor of the Amerigo Fund. Class N Shares have lower expenses than Class C Shares of the Amerigo Fund, and unlike Class C Shares, are not subject to any contingent deferred sales charge.
(2) After-tax returns are shown for Class N Shares only and will differ from Class C Shares because Class C Shares have a higher expense ratio. After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
(3) The S&P 500 Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.
(4) The Morningstar Multi-Asset Global Funds Average is an index that consists of mutual funds that seek total return by investing in varying combinations of equities, fixed-income securities, and other asset classes. These funds may invest a significant portion of their assets in securities of foreign issuers.
* The Fund's Class N Shares and Class C Shares commenced operations on 7/14/97 and 7/13/00, respectively.


                                 Prospectus - 11

FUND FACTS - Amerigo Fund

Investor Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class C Shares or Class N Shares of the Amerigo Fund.

                                                                                      Class C          Class N
                                                                                      Shares           Shares
                                                                                      ------           ------
Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)         None             None
   Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase         1.00%(1)         None
    price or redemption proceeds)
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends/ Distributions         None             None
   Redemption Fee (as a % of amount redeemed, if applicable)                          None             None
   Exchange Fee                                                                       None             None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
   Management Fees                                                                    1.00%            1.00%
   Distribution and/or Service (12b-1) Fees                                           1.00%(2)         None
   Other Expenses                                                                     0.63%            0.63%
                                                                                      --------         --------

   Total Annual Operating Expenses                                                    2.63%            1.63%
   Fee Waiver and Reimbursement                                                       0.48%(3)         0.48%(3)
                                                                                      --------         --------

   Net Expenses                                                                       2.15%(3)         1.15%(3)
                                                                                      --------         --------

(1) The contingent deferred sales charge applies to redemptions of Class C Shares within eighteen months of purchase.

(2)   Including a 0.25% shareholder servicing fee.

(3) The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2004, so that Class C Shares' and Class N Shares' total annual operating expenses do not exceed 2.15% and 1.15%, respectively, of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits. Consequently, the management fees actually charged may in the future be higher than reflected above if consistent with the limits on total annual operating expenses. The information contained in the table above and the example reflects the expenses of each class of the Fund taking into account any applicable fee waivers and/or reimbursements.


                                 Prospectus - 12

FUND FACTS - Amerigo Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the Amerigo Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Year
----
                              Class C                Class N
                              --------               --------
 1                            $   318                $   117
 3                            $   772                $   467
 5                            $ 1,352                $   841
 10                           $ 2,928                $ 1,892

You would pay the following expenses if you did not redeem your shares:

Year
----
                              Class C                Class N
                              --------               --------
 1                            $   218                $   117
 3                            $   772                $   467
 5                            $ 1,352                $   841
 10                           $ 2,928                $ 1,892


                                 Prospectus - 13

FUND FACTS - Clermont Fund

This section describes the Clermont Fund's goals, principal investment strategies, risks, expenses and performance.

[GRAPHIC OMITTED]

Investment Objective

The objective of the Clermont Fund is a combination of current income and growth of capital.

[GRAPHIC OMITTED]

Principal Investment Strategies

The Fund's principal investment strategies include:

o Investing primarily in Underlying Funds or individual securities that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers.

o Investing at least 20% of its total assets in Underlying Funds or individual securities that invest primarily in long, medium, or short-term bonds and other fixed income securities of varying qualities in order to maximize the Fund's total return.

o Some of the Underlying Funds or individual securities in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments.

o The Fund may invest up to 80% of its total assets in Underlying Funds or individual securities that invest in futures contracts and options on futures contracts.

[GRAPHIC OMITTED]

Principal Risks

Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the companies in which the Fund invests, and the Fund's level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

The Fund is subject to the following principal risks:

o Stock Market Risk: Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risks" below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money.

o Equity Securities: When the Fund invests in Underlying Funds that own equity securities such as common or preferred stock or stock warrants, the value of your investment in the Fund will fluctuate in response to stock market movements.

o Debt Securities: When the Fund invests in Underlying Funds that own debt securities such as bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter term securities. In addition, Underlying Funds may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

o Investment Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.
                                 Prospectus - 14

FUND FACTS - Clermont Fund

o Issuer-Specific Risks: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

o Underlying Fund Strategies: When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an underlying fund in which the Fund invests, does not go down as the Adviser expects.

o Risks of Options and Futures: Investing in options and/or futures subjects the Fund to certain risks. Options and futures are derivative securities, which are financial instruments whose value is derived from another security, a commodity such as gold or oil, or an index such as Standard & Poor's 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, such as credit risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund; currency risk, which is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment; and leverage risk, which is the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

o Risks of Foreign Securities: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

o Defensive Strategies: In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or cash equivalent securities. If the Adviser does so, it could affect the Fund's performance and the Fund might not achieve its investment objective.

The AdvisorOne Fund's Statement of Additional Information Includes Additional Information Regarding the Risks Associated with the Fund's Investments.

Who May Want to Invest in the Clermont Fund?

We designed the Clermont Fund for investors who seek one or more of the following:

o a more conservative alternative to mutual funds that invest exclusively for growth a combination of capital growth and current income

o a fund that offers diversification by investing in other mutual funds, ETFs or other Securities

o a fund that provides access to markets that may be less accessible to individual investors

o     a balanced fund that invests in domestic and foreign securities


                                 Prospectus - 15

FUND FACTS - Clermont Fund

Performance and Volatility

Before June 5, 2000, the Fund operated as a separate fund called the CLS AdvisorOne Fund-Clermont Fund ("CLS Clermont Fund"). On or about June 5, 2000, the Fund was reorganized as a new series of the Orbitex Group of Funds trust and was referred to as the Orbitex Clermont Fund. On or about April 1, 2003, the name of the Trust was changed from Orbitex Group of Funds to AdvisorOne Funds and the Fund is now known as the Clermont Fund.

The bar chart and table below provide some indication of the risks of investing in the Clermont Fund by showing changes in the performance of Class N Shares of the Clermont Fund from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Performance for the period prior to June 5, 2000 is that of the CLS Clermont Fund. Past performance does not necessarily indicate how the Fund will perform in the future.

[BAR CHART TO BE INSERTED]:

Total Return for the year ended December 31,

      1998        6.93%
      1999       18.03%
      2000       (3.41)%
      2001       (6.26)%
      2002      (11.91)%

The year-to-date return of Class N Shares for the three-month period ended March 31, 2003 was (2.41)%. During the period shown in the bar chart, the highest return for a quarter was 12.35% (quarter 12/31/98) and the lowest return for a quarter was (10.43)% (quarter ended 9/30/02).


                                 Prospectus - 16

FUND FACTS - Clermont Fund

AVERAGE ANNUAL TOTAL RETURN (for the period ended December 31, 2002)

                                                                    Past 1 Year   Past 5 Years   Life of Fund*
Clermont Fund Class N(1)
return before taxes                                                   (11.91)%        0.13%          0.43%
return after taxes on distributions(2)                                (12.13)%       (0.83)%        (0.55)%
return after taxes on distributions and sale of Fund shares(2)        (7.31)%        (0.20)%         0.02%
S&P 500(TM) Index(3)                                                  (22.10)%       (0.59)%         0.25%
Morningstar Multi-Asset Global Funds(4) Average                       (6.68)%         1.92%          2.33%

(1) The performance figures shown above for the period prior to June 5, 2000 reflect the performance for Class N Shares of the CLS Clermont Fund, the predecessor of the Clermont Fund.
(2) After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
(3) The S&P 500 Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.
(4) The Morningstar Multi-Asset Global Funds Average is an index that consists of mutual funds that seek total return by investing in varying combinations of equities, fixed-income securities, and other asset classes. These funds may invest a significant portion of their assets in securities of foreign issuers.
*     From July 14, 1997.


                                 Prospectus - 17

FUND FACTS - Clermont Fund

Investor Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N Shares of the Clermont Fund.

                                                                                      Class N
                                                                                      Shares
                                                                                      ------
Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)
   None Maximum Deferred Sales Charge (Load) (as a % of lower of original
   purchase price or Redemption proceeds)                                             None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions          None
   Redemption Fee (as a % of amount redeemed, if applicable)                          None
   Exchange Fee                                                                       None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
   Management Fees                                                                    1.00%
   Distribution and/or Service (12b-1) Fees                                           None
   Other Expenses                                                                     0.77%
                                                                                      --------

   Total Annual Operating Expenses                                                    1.77%
   Fee Waiver and Reimbursement                                                       0.62%(1)
                                                                                      --------

   Net Expenses                                                                       1.15%(1)
                                                                                      --------

(1) The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until June 30, 2004, so that Class N Shares' total annual operating expenses do not exceed 1.15% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits. Consequently, the management fees actually charged may in the future be higher than reflected above, if consistent with the limits on total annual operating expenses. The information contained in the table above and the example reflects the expenses of Class N Shares of the Fund taking into account any applicable fee waivers and/or reimbursements.


                                 Prospectus - 18

FUND FACTS - Clermont Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the Clermont Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Year
----
                                                                         Class N
                                                                         -------
 1                                                                       $   117
 3                                                                       $   497
 5                                                                       $   901
 10                                                                      $ 2,033

You would pay the following expenses if you did not redeem your shares:

Year
----
                                                                         Class N
                                                                         -------
  1                                                                      $   117
  3                                                                      $   497
  5                                                                      $   901
  10                                                                     $ 2,033


                                 Prospectus - 19

YOUR ACCOUNT

[GRAPHIC OMITTED]

This section describes the services that are available to shareholders.

Types of Accounts

If you are making an initial investment in the Funds, you will need to open an account. You may establish the following types of accounts:

o Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

o Gift or Transfer to Minors. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

o Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

o Corporations, Partnerships and Other Legal Entities. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

o Retirement. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account
      (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible.

Choosing a Class

After deciding which type of account to open, you must select a class of shares. The Funds offer for purchase Class C Shares and Class N Shares for the Amerigo Fund and Class N Shares for the Clermont Fund.

Each share class has its own expense structure. Class C Shares have a deferred sales charge and 12b-1 fees. (see "Classes in Detail" and "Rule 12b-1 Plans in Detail" for additional information).

Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the Investment Company Act of 1940, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose.

Different share classes allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Class C- Level Load

o Deferred sales charge of 1.00% paid only on shares redeemed within 18 months of purchase.
o An annual fee of 1.00% under the Fund's 12b-1 plan, 0.75% of which is for marketing and 0.25% of which is for shareholder services.
o     Class C Shares do not convert to another class.

Class N

o     No initial or contingent deferred sales charge.
o     No annual marketing or service (12b-1) fees.
o     Lower annual expenses than Class C.


                                 Prospectus - 20

Classes in Detail

Class C- Level Load

If you redeem your shares within eighteen months of the date of purchase, you will pay a 1.00% contingent deferred sales charge ("CDSC"). The amount of this charge is based on your original purchase price, or the current net asset value of the shares you redeem, whichever is less.

Shares will be redeemed in the manner that results in the imposition of the lowest CDSC. Shares are redeemed first from any Class C Shares of the Fund acquired pursuant to reinvestment of distributions, and then from the longest-outstanding Class C Shares of the Fund held for less than 18 months.

In some circumstances, the CDSC may be waived for certain investors. You should contact your financial consultant to see if you qualify.

Class N

Class N Shares are offered without any sales charges, and are not subject to any 12b-1 or shareholder servicing fees.

Class N Shares are offered only through brokerage platforms under contractual arrangements with Clarke Lanzen Skalla Investment Firm, LLC ("CLS"), or through programs offered by investment advisory representatives under contractual arrangements with CLS.

Rule 12b-1 Plan in Detail

The Board of Trustees of the AdvisorOne Funds has adopted for Class C Shares a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan").

Class C. The Plan adopted for Class C Shares allows the Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities. For these services, under the Plan, the Fund pays the Distributor an amount equal to 0.75% of average net assets attributable to Class C Shares, as applicable, of the Fund on an annualized basis. The Class C Plan also allows the Fund to pay the Distributor for certain shareholder services provided to Class C shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, the Fund pays a shareholder service fee equal to 0.25% of average net assets attributable to Class C Shares, as applicable, of the Fund on an annualized basis.

Because these distribution and shareholder service fees are paid out of the Fund's assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

Purchasing Shares

Once you have chosen the type of account and a class of shares, you are ready to establish an account. Class C Shares and Class N Shares of the Amerigo Fund and Class N Shares of the Clermont Fund are available to investors with a minimum initial investment of $2,500 for regular accounts and $2,000 for individual retirement accounts. The minimum for subsequent investments is $250.

The Trust or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each account you open with each Fund.

The price for Fund shares is the Fund's net asset value per share (NAV) plus any applicable sales charge. We determine the NAV as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open. We will price your order at the next NAV calculated after the Fund receives your order. For more information on how we price shares, see "Pricing of Fund Shares."

The Funds and the Distributor each reserves the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Funds incur. We will not accept cash or third-party checks for the purchase of shares.

                                 Prospectus - 21

Method of
Purchase                   Purchase Procedures

Through a
Financial
Professional
[GRAPHIC OMITTED]

Contact your financial consultant. Your financial consultant can tell you the time by which you must submit your order to begin receiving dividends that day. Your Financial Consultant must transmit the order to the Funds before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time).

Through
Brokers
[GRAPHIC OMITTED]

The Distributor authorizes certain securities dealers, banks or other financial service firms (collectively, "brokers") to purchase your shares. To receive that day's share price:

      o you must place your order with the Selling Group Member before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time); and
      o the Broker must transmit the order to the Funds before 5:00 p.m. Eastern time on that same day.

By Mail
[GRAPHIC OMITTED]

      To purchase Shares, send your completed application to:

                      AdvisorOne Funds
                      c/o Gemini Fund Services, LLC
                      4020 South 147th Street
                      Suite 2
                      Omaha, NE 68137

      Include with your application your check, payable to "AdvisorOne Funds"

By Wire
[GRAPHIC OMITTED]

o Initial Purchase: Call us at 1-866-811-0225 for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire funds to: First National Bank of Omaha, ABA No. 104000016, Credit: Name of Fund, DDA No. 110197751, FBO: Shareholder Name, Name of Fund, Shareholder Account Number. You must also complete and mail an application to the address shown above under "By Mail."

o Subsequent Purchase: Wire funds to the First National Bank of Omaha at the address above. You may wire funds between 8:00 a.m. and 4:00 p.m. Eastern time. To make a same-day wire investment, please call 1-866-811-0225 by 12:00 noon Eastern time to notify us of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Eastern time. Please note that your bank may charge a fee for the wire. Wire Transactions are Not Available for Retirement Accounts.


                                 Prospectus - 22

By Exchange
[GRAPHIC OMITTED]

You may exchange your shares for the same class of shares of another Fund by written request sent to the Funds at:

      AdvisorOne Funds
      c/o Gemini Fund Services, LLC
      4020 South 147th Street
      Suite 2
      Omaha, NE 68137

By Telephone
[GRAPHIC OMITTED]

You may make subsequent purchases in your account by telephoning 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We will electronically transfer money from the bank account you designate on your Application to our account with the Trust. This investment option is only available if you have not declined or cancelled your telephone investment privilege. See the discussion of "Telephone Redemptions."

Subsequent Purchases
[GRAPHIC OMITTED]

The minimum subsequent purchase is $250 per Fund, except for reinvestment of dividends and distributions.

IMPORTANT NOTES
Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

You can redeem shares that you purchased by check. However, while we will process your redemption request at the next-determined net asset value after we receive it, your redemption proceeds will not be available until your check clears. This could take up to ten calendar days from the date of purchase.

Redeeming Shares

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See "Redemption Procedures-Request in "Good Order."

We will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption to you within seven days after we receive your redemption request.

The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call 1-866-811-0225 for further information. We will not process your redemption request if it is not in proper form. We will notify you if your redemption request is not in proper form.

If, as a result of your redemption, your account value drops below $1,000, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least $1,000 before we will process the redemption.

Signature Guarantees

Your redemption request must be accompanied by a "signature guarantee" under certain circumstances, such as if you are redeeming shares valued at $50,000 or greater or if you ask us to send the redemption


                                 Prospectus - 23
proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Contingent Deferred Sales Charge

Class C Shares. If you redeem your Class C Shares within eighteen months of the date you purchased the Shares, you will pay a contingent deferred sales charge equal to 1.00% of the lesser of (1) the original purchase price or (2) the net asset value of the shares being redeemed.

Class N Shares. There is no contingent deferred sales charge imposed on redemptions of Class N Shares of the Amerigo Fund and the Clermont Fund.

Third Party Transactions

If you buy and redeem shares of the Funds through a member of the National Association of Securities Dealers, Inc., that member may charge a fee for that service.

The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on a Fund's behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund's net asset value next computed after it is received by the authorized broker or broker authorized designee.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of a Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


                                 Prospectus - 24

Method of
Redemption        Redemption Procedures

By Telephone
[GRAPHIC OMITTED]

You may authorize redemption of some or all shares in your account with the Funds by telephoning the Funds at 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

      o     have declined or canceled your telephone investment privilege;
      o wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;
      o must provide supporting legal documents such as a signature guarantee for redemption requests by corporations, trusts and partnerships; or
      o     wish to redeem from a retirement account.

By Mail
[GRAPHIC OMITTED]

If you are redeeming Shares, you may send your redemption request to:

      AdvisorOne Funds
      c/o Gemini Fund Services, LLC
      4020 South 147th Street
      Suite 2
      Omaha, NE 68137

You must include the following information in your written request:

      o a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;
      o other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;
      o     a signature guarantee, if necessary

By Wire
[GRAPHIC OMITTED]

You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds' transfer agent will charge you a $10.00 fee for each wire redemption. The transfer agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.


                                 Prospectus - 25

Request in "Good Order"

For our mutual protection, all redemption requests must include:

      o     your account number
      o     the amount of the transaction
      o for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers)
      o     any supporting legal documentation that may be required

            Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE
Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Options For Redemption Proceeds

You may receive your redemption proceeds by check or by wire.

Check Redemptions. Normally we will mail your check within two business days of a redemption.

Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account. The Trust's transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by the Trust.

Telephone Redemptions and Exchanges. We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

AdvisorOne reserves the right to refuse a telephone redemption or exchange if the caller cannot provide:

      o     the account number

      o     the name and address exactly as registered on the account

      o the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

AdvisorOne will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Exchanging Shares

The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your shares for shares of the same class of another Fund at no cost to you. You may exchange your Class N Shares of the Amerigo Fund for Class N Shares of the Clermont Fund and you may exchange your Class N Shares of the Clermont Fund for Class N Shares of the Amerigo Fund without paying any sales charge.


                                 Prospectus - 26

If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund.

You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

o     current Fund's name;

o     account names and numbers;

o     name of the Fund you wish to exchange your shares into;

o     the amount you wish to exchange;

o specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and

o     signatures of all registered owners.

To exchange shares by telephone, you should call 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We will process telephone requests made after 4:00 p.m. Eastern time at the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request.

Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. Please note that an exchange may have tax consequences for you. We reserve the right to modify or terminate the exchange privilege upon sixty days' written notice to you.

Limitation On Purchases, Redemptions and Exchanges

Purchases or sales of shares of the Funds and exchanges between Funds should not be used to try to take advantage of short-term swings in the market.
Frequent purchase and sale transactions or exchanges create higher expenses for the Funds. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds or the exchange privilege for any shareholder making frequent purchases or sales or exchanges. The Funds may also revoke the exchange privilege for all shareholders upon 60 days written notice.

Transferring Registration

You can transfer the registration of your shares in the Funds to another owner by completing a transfer form and sending it to the AdvisorOne Funds, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.


                                 Prospectus - 27

PRICING OF FUND SHARES

The Fund's net asset value ("NAV") for each class of shares or NAV is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is determined by subtracting the total of the Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of the Fund's total assets is generally based on the market value of the securities that the Fund holds. If market values are not available, we will determine the fair value of securities using procedures that the Board of Trustees has approved. We may also fair value securities whose values may be materially affected by events occurring after the closing of a foreign market but before the close of business of the New York Stock Exchange. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation. Foreign securities may be traded in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares.


DISTRIBUTIONS
--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

o Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

o Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Funds distribute dividends and capital gains annually, if any. These distributions will typically be declared in December and paid in January of the following year, but are taxable as if paid on December 31 of the year declared. The IRS requires you to report these amounts on your income tax return for the year declared. You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-866-811-0225 for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.


                                 Prospectus - 28

FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders.

Taxes on Distributions

You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum capital gain rate is 15 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Taxes on Sales or Exchanges

If you redeem your shares of a Fund, or exchange them for shares of another Fund in the Trust, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

"Buying a Dividend"

Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding

The Funds may be required to withhold U.S. federal income tax at the rate of 28% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.


                                 Prospectus - 29

MANAGEMENT

INVESTMENT ADVISER

Clarke Lanzen Skalla Investment Firm, LLC, a Nebraska limited liability company ("CLS" or the "Adviser"), serves as investment adviser to the Amerigo Fund and the Clermont Fund. The Adviser is the successor to Clarke Lanzen Skalla Investment Firm, Inc., which changed its form of organization from a corporation to a limited liability company on or about April 10, 2003. The "Adviser" as referenced herein is used to refer to both of these entities. The Adviser has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989. The Adviser has managed the funds since their inception on July 14, 1997. As of June 15, 2003, the Adviser managed approximately $884 million in assets. The Adviser maintains its principal offices at 4020 South 147th Street, Omaha, Nebraska 68137. The Adviser is an affiliate of Gemini Fund Services, LLC.

The Funds paid CLS a fee (net of any fee waiver) for the fiscal year ended April 30, 2003 at the annualized rate (expressed as a percentage of average daily net assets) of 0.52% for the Amerigo Fund and 0.38% for the Clermont Fund.

Under the terms of its investment advisory agreement, the Adviser is responsible for formulating its Funds' investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Funds' operations.

Other Service Providers

The Funds rely on other companies to provide necessary services for their day-to-day operations. Below is a list of these service providers:

Administrator
  Gemini Fund Services, LLC
  Hauppauge Corporate Center
  150 Motor Parkway
  Hauppauge, New York 11788

Custodian
  Bank of New York
  15 Broad Street
  7th Floor
  New York, New York 10286

Distributor
  Orbitex Funds Distributor, Inc.
  One Station Place
  Suite 7S
  Stamford, Connecticut 06902

Transfer and Dividend Disbursing Agent
  Gemini Fund Services, LLC
  4020 South 147th Street
  Suite 2
  Omaha, Nebraska 68137

Counsel
  Spitzer & Feldman P.C.
  405 Park Avenue
  New York, New York 10022

Independent Accountants
  Tait, Weller & Baker
  1818 Market Street
  Suite 2400
  Philadelphia, Pennsylvania 19103


                                 Prospectus - 30

Financial Highlights
[GRAPHIC OMITTED]

Financial Highlights

The Financial Highlights table is intended to help you understand the Funds' financial performance for the fiscal periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information for the Amerigo Fund and the Clermont Fund for the year ended April 30, 2003 has been audited by Tait, Weller and Baker, whose report, along with the Funds' financial statements, are included in the Funds' April 30, 2003 annual report, which is available upon request. The financial highlights of the Amerigo Fund and the Clermont Fund for the years ended April 30, 2002 and prior were audited by other independent accountants.


AdvisorOne Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - The Amerigo Fund

Selected data based on a share outstanding throughout each year

                                                                           Class C Shares
                                                      ---------------------------------------------------------

                                                         Year Ended          Year Ended          Year Ended
                                                      April 30, 2003(b)   April 30, 2002(b)   April 30, 2001(a)
                                                      ---------------------------------------------------------
Net asset value, beginning of period                     $   11.27           $   13.07           $   16.91
                                                      ---------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                          (0.10)              (0.18)              (0.02)
Net realized and unrealized gain (loss)
  on investments                                             (1.70)              (0.95)              (3.12)
                                                      ---------------------------------------------------------

  Total income (loss) from investment operations             (1.80)              (1.13)              (3.14)
                                                      ---------------------------------------------------------

Less distributions from net investment income                   --               (0.12)              (0.04)
Less distributions from net realized gain                       --               (0.55)              (0.66)
                                                      ---------------------------------------------------------
  Total distributions from net investment
    income and net realized gains                               --               (0.67)              (0.70)
                                                      ---------------------------------------------------------

Net asset value, end of period                           $    9.47           $   11.27           $   13.07
                                                      =========================================================

Total return (c)                                            (15.97)%             (8.66)%            (18.95)%
                                                      =========================================================

Ratios and Supplemental Data:
Net assets, end of period (in 000's)                     $   4,741           $   4,136           $   2,878
Ratio of expenses to average net assets (d)                   2.15%               2.33%               2.15%
Ratio of total expenses to average net assets
  before waivers and reimbursements (d)                       2.63%               2.87%               3.57%
Ratio of net investment income (loss) to
  average net assets (d)                                     (1.01)%             (1.55)%              0.76%
Portfolio turnover rate                                        107%                 46%                 10%

------------------------------
(a)   The commencement of this class was July 13, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)   Annualized for periods less than one year.
================================================================================

                                 Prospectus - 31

AdvisorOne Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - The Amerigo Fund

Selected data based on a share outstanding throughout each year

                                                                          Class N Shares
                                             --------------------------------------------------------------------------

                                              Year Ended       Year Ended     Year Ended    Year Ended      Year Ended
                                               April 30,        April 30,      April 30,     April 30,       April 30,
                                                2003(a)          2002(a)         2001         2000(a)          1999
                                             --------------------------------------------------------------------------
Net asset value, beginning of year           $    11.22       $    12.97     $    16.36     $    12.88     $    11.37
                                             --------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      (0.00)(b)        (0.07)          0.07          (0.03)         (0.05)
Net realized and unrealized gain (loss)
  on investments                                  (1.70)           (0.94)         (2.73)          3.68           1.56
                                             --------------------------------------------------------------------------
    Total income (loss) from
      investment operations                       (1.70)           (1.01)         (2.66)          3.65           1.51
                                             --------------------------------------------------------------------------

Less distributions from net
  investment income                                  --            (0.19)         (0.07)            --             --
Less distributions from net realized gains           --            (0.55)         (0.66)         (0.17)            --
                                             --------------------------------------------------------------------------
  Total distributions from net investment
    income and net realized gains                    --            (0.74)         (0.73)         (0.17)            --
                                             --------------------------------------------------------------------------

Net asset value, end of year                 $     9.52       $    11.22     $    12.97     $    16.36     $    12.88
                                             ==========================================================================

Total return (c)                                 (15.15)%          (7.79)%       (16.71)%        28.48%         13.28%
                                             ==========================================================================

Ratios and Supplemental Data:                $   41,303       $   35,368     $   36,170     $   35,841     $   19,534
Net assets, end of year (in 000's)                 1.15%            1.33%          1.15%          1.15%          1.15%
Ratio of expenses to average net assets
  before waivers and reimbursements                1.63%            1.88%          1.71%          1.83%          2.29%
Ratio of net investment income (loss) to
  average net assets                              (0.01)%          (0.55)%         0.32%         (0.22)%        (0.51)%
Portfolio turnover rate                             107%              46%            10%            10%            38%

------------------------------
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)   Amount represents less than $0.01 per share.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

================================================================================


                                 Prospectus - 32

AdvisorOne Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - The Clermont Fund

Selected data based on a share outstanding throughout each year

                                                                          Class N Shares
                                             --------------------------------------------------------------------------

                                              Year Ended       Year Ended     Year Ended    Year Ended      Year Ended
                                               April 30,        April 30,      April 30,     April 30,       April 30,
                                                2003(a)          2002(a)         2001         2000(a)          1999
                                             --------------------------------------------------------------------------
Net asset value, beginning of year           $     9.94       $    10.81     $    12.17     $    11.23     $    10.81
                                             --------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              0.12             0.12           0.18           0.18           0.14
Net realized and unrealized gain (loss)
  on investments                                  (1.07)           (0.55)         (0.87)          1.06           0.42
                                             --------------------------------------------------------------------------
    Total income (loss) from
      investment operations                       (0.95)           (0.43)         (0.69)          1.24           0.56
                                             --------------------------------------------------------------------------

Less distributions from net
  investment income                               (0.06)           (0.15)         (0.39)         (0.18)         (0.14)
Less distributions from net realized gains           --            (0.29)         (0.28)         (0.12)            --
                                             --------------------------------------------------------------------------
  Total distributions from net investment
    income and net realized gains                 (0.06)           (0.44)         (0.67)         (0.30)         (0.14)
                                             --------------------------------------------------------------------------

Net asset value, end of year                 $     8.93       $     9.94     $    10.81     $    12.17     $    11.23
                                             ==========================================================================

Total return (b)                                  (9.58)%          (3.92)%        (5.87)%        11.12%          5.31%
                                             ==========================================================================

Ratios and Supplemental Data:                $   34,755       $   14,440     $   11,668     $   10,298     $    7,820
Net assets, end of year (in 000's)                 1.15%            1.33%          1.15%          1.15%          1.15%
Ratio of expenses to average net assets
  before waivers and reimbursements                1.77%            3.55%          2.85%          3.08%          3.31%
Ratio of net investment income to
  average net assets                               1.21%            1.22%          1.62%          1.51%          1.46%
Portfolio turnover rate                             105%              60%             9%            18%            65%

------------------------------
(a) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.

================================================================================


                                 Prospectus - 33

[GRAPHIC OMITTED]


                                   ADVISORONE
                                Privacy Statement

The AdvisorOne Funds recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

      o     Account applications and other required forms,

      o     Written, oral, electronic or telephonic communications and

      o     Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.


This page is not part of the prospectus.


                                 Prospectus - 34

Where to Go For More Information:

You will find more information about the Funds in the following documents:

Annual and Semi-annual Reports: Our annual and semi-annual reports list the holdings in each Fund, describe each Funds' performance, include financial statements for the Funds, and discuss the market conditions and strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information ("SAI"): The Statement of Additional Information contains additional and more detailed information about each Fund.

The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

There are three ways to get a copy of these documents:

1. Call or write for one, and a copy will be sent without charge.

      AdvisorOne Funds
      c/o Gemini Fund Services, LLC
      4020 South 147th Street
      Suite 2
      Omaha, NE 68137

      1-866-811-0225
      www.AdvisorOneFunds.com

2. Write to the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. Or, you may e-mail your request to publicinfo@sec.gov. The SEC charges a fee for this service.

You can also go to the Public Reference Room and copy the documents while you are there. The SEC is located at 450 Fifth Street, NW, Washington, DC 20549-0102.

You may get information about the Public Reference Room and its business hours by writing or calling the number below.

      Public Reference Room - U.S. Securities and
      Exchange Commission
      450 Fifth Street, N.W.
      Washington, D.C. 20549-6009
      1-202-942-8090

3. Go to the SEC's website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-866-811-0225.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The AdvisorOne Funds' Investment Company Act File Number is 811-8037.

                                 1-866-811-0225
                             www.AdvisorOneFunds.com


                                 Prospectus - 35

[GRAPHIC OMITTED]

                                ADVISORONE FUNDS

                                  Amerigo Fund
                                  Clermont Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 30, 2003

This Statement of Additional Information is not a Prospectus, but is an incorporated part of the Prospectus and should be read in conjunction with the Prospectus of the AdvisorOne Funds (the "Trust") dated June 30, 2003.

To obtain a free copy of the Prospectus or an annual report, please call the Trust at 1-866-811-0225.

                                TABLE OF CONTENTS

General Information and History...............................................1
Investment Restrictions.......................................................2
Description of Securities, Other Investment Policies
and Risk Considerations.......................................................4
Management of the Trust.......................................................26
Principal Holders of Securities...............................................30
Investment Management and Other Services......................................30
Administrator.................................................................33
Custodian.....................................................................34
Transfer Agent Services.......................................................34
Distribution of Shares........................................................34
Code of Ethics................................................................36
Brokerage Allocation and Other Practices......................................36
Redemption of Securities Being Offered........................................37
Shareholder Services..........................................................38
Determination of Net Asset Value..............................................39
Taxes.........................................................................39
Organization of the Trust.....................................................41
Performance Information About the Funds.......................................41
Independent Accountants.......................................................44
Legal Matters.................................................................44
Financial Statements..........................................................45

For more information on any AdvisorOne Fund, including charges and expenses, call AdvisorOne at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed December 20, 1996, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). On April 1, 2003 the name of the Trust changed from Orbitex Group of Funds to AdvisorOne Funds due to the change of ownership of the Adviser from Orbitex Financial Services Group, Inc. to NorthStar Financial Services Group, LLC ("NorthStar").

The Trust currently consists of two portfolios: Amerigo Fund ("Amerigo Fund") and Clermont Fund ("Clermont Fund"), each referred to herein as a "Fund" and collectively as "Funds". Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions.

The following table sets forth each Fund's policy on diversification:

FUND                             DIVERSIFIED              NON-DIVERSIFIED
----                             -----------              ---------------

Amerigo Fund                           X
                                       -

Clermont Fund                          X
                                       -

The Funds offer the following classes of shares:

CLASS        FUNDS OFFERING CLASS
-----        --------------------

Class C      Amerigo Fund only
Class N      Amerigo Fund and Clermont Fund

The Amerigo Fund and Clermont Fund are managed by Clarke Lanzen Skalla Investment Firm, LLC, a Nebraska limited liability company (the "Adviser"). The Adviser directs the day-to-day operations and the investment of assets of the Funds.

Gemini Fund Services, LLC, ("the Administrator") is the administrator, accounting agent, transfer agent and dividend disbursing agent for each of the Funds. Bank of New York ("BONY") is the custodian for each of the Funds.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

A Fund's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

      (1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to
      (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

      (2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

      (3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (4) Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

      (5) Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon.

      (6) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund's investment objective, policies and restrictions.

      (7) Make loans, except that each Fund in accordance with that Fund's investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund's total assets.

      (8) Make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and "other securities." For purposes of this restriction, the term "other securities" means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

      (9) Invest 25% or more of the value of its total assets in any one industry.

In applying investment limitation (9), each Fund uses the industry groups employed in the North American Industry Classification System ("NAICS"). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

      (1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

      (2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 ("1940 Act") or exemptive relief granted by the Securities and Exchange Commission ("SEC"). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      (3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

      (4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

      (5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund's total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies the Adviser may employ in pursuit of a Fund's investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Funds may invest in the following instruments either directly, or through its investments in other investment companies and exchange traded funds (the "underlying funds"). The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Each Fund may invest up to 35% of its net assets in debt securities that are rated below "investment grade" by Standard and Poor's ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's and Moody's descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund's investment objective may be more dependent on the Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Each Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds' interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds' net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. See "Derivatives", above.

Each Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor's currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are
Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund's exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund's exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund's investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National

Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

OPTIONS. Writing Covered Call Options. Each Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

OTHER INVESTMENT COMPANIES. The Funds investments in an underlying portfolio of Exchange Traded Funds ("ETFs"), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Amerigo Fund's assets and 10% of the Clermont Fund's assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. If the Board approved the use of a master-feeder structure for a particular Fund, the Fund (the "feeder" fund) would invest all of its investable assets in an open-end management investment company (the "master" fund) with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that would be held by the Fund would be the Fund's interest in the master fund. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

THE PORTFOLIO. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses.

The Portfolio does not sell its shares directly to members of the general public. Other investors in Portfolios, such as other investment companies, that might sell their shares to the public are not required to sell their shares at the same public offering price as the Fund, and could have different advisory and other fees and expenses than the Fund. Therefore, the Fund's shareholders may have different returns than shareholders in other investment companies that invest in the Portfolios.

CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio. For example, if the Portfolio has a large investor other than the Fund that redeems its interest, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, other investors holding a majority interest in the Portfolio could have voting control of the Portfolio.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a smaller, less diversified portfolio of investments for the Fund. This could in turn increase the Fund's expense ratio, and result in lower returns for the Fund's investors. If the Fund decided to convert those securities to cash, it would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the

Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

MANAGEMENT OF THE TRUST

Trustees and Officers

Because AdvisorOne Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds' compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. Each Trustee oversees two portfolios in the AdvisorOne Funds. None of the Trustees or Officers holds public directorships. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

                                MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Michael Miola is an interested person by virtue of being the President of Gemini Fund Services, LLC, the Funds Administrator, Fund Accountant and Transfer Agent, as well as, Co-Owner and Co-Managing Member of NorthStar. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

                                                Term of
                              Position(s)      Office and
    Name, Age and                 Held         Length of     Principal Occupation(s) During the Past 5 Years and
       Address                 with Trust     Time Served^                  Current Directorships
    -------------             -----------     -----------    ---------------------------------------------------
Interested Trustee


Michael Miola (50)*           Chairman of     Since May 7,   Chief Executive Officer and Director of the
                              the Board       2003           Administrator, Co-Owner and Co-Managing Member of
                                                             NorthStar; Director of Orion Advisor Services, Inc.,
                                                             the Adviser, Apollo Distribution, Inc. and Aquarius
                                                             Fund Distributors, Inc.; Private Investor &
                                                             Businessman; Formerly (1983-2001) Founder and
                                                             President of American Data Services, Inc.

Non-Interested
Trustees


L. Merill Bryan, Jr. (58)     Trustee         Since May 7,   Senior Vice President & Chief Information Officer
                                              2003           of Union Pacific Corporation; President, Union
                                                             Pacific Technologies Transportation System, Inc.;
                                                             Director, RAILINC Corporation; Director, Fenix.

Gary Lanzen (49)              Trustee         Since May 7,   President, Orizon Investment Counsel, LLC; Partner,
                                              2003           Orizon Group, Inc.

John Pacheco (52)             Trustee         Since May 7,   Founder, President and CEO of Financial American
                                              2003           Corporation

Officers

Patrick Clarke (57)           President       Since          Chief Executive Officer and Director of the Adviser;
                                              February 3,    President of the Trust; Co-Owner and Co-Managing
                                              2003           Member of NorthStar; Director of Orion Advisor
                                                             Services, Inc., the Administrator, Apollo
                                                             Distribution, Inc. and Aquarius Fund Distributors,
                                                             Inc.

Michael Wagner (52)           Treasurer       Since May 9,   Senior Vice President, Gemini Fund Services, LLC.
150 Motor Parkway                             2003
Hauppauge, NY  11788

Brian Nielsen (30)            Secretary       Since May 9,   Secretary of the Trust; Secretary and Legal Counsel
                                              2003           of the Adviser, NorthStar, Orion Advisor Services,
                                                             Inc., Apollo Distribution, Inc. and Aquarius Fund
                                                             Distributors, Inc.

Andrew Rogers (34)            Assistant       Since May 9,   Director of Fund Administration, Gemini Fund
150 Motor Parkway             Treasurer       2003           Services, LLC (2001-2003); Vice President, JP Morgan
Hauppauge, NY  11788                                         Chase & Co. (1998-2001).

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Board of Trustees has an Audit and Nominating Committee (the "Committee") that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Committee's responsibilities include:
(i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust 's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust 's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of a Fund.


                            COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who is not an interested person of the Trust an aggregate per meeting fee of $1,500 if attended in person and $750 if attended by telephone. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust from the other registered investment companies in the AdvisorOne Funds. The following table sets forth information regarding the aggregate compensation received by the Trustees from the Trust and from the other registered investment companies in the AdvisorOne Funds for the year ended April 30, 2003.

The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

                              * COMPENSATION TABLE

                                            Pension Or                           Total
                                            Retirement                           Compensation
                                            Benefits Estimated                   From
                                            Accrued As             Annual        Registrant
                           Aggregate        Part of                Benefits      And Fund
Name of Person,            Compensation     Trust                  Upon          Complex Paid
   Position                From Trust       Expenses               Retirement    To Trustees
   --------                ----------       --------               ----------    -----------
Ronald S. Altbach,         $ 7,500          N/A                    N/A           $ 7,500
Trustee

Stephen H. Hamrick,        $17,500          N/A                    N/A           $17,500
Trustee

Leigh Alan Wilson,         $17,500          N/A                    N/A           $17,500
Trustee

William Blundin,           $ 5,000          N/A                    N/A           $ 5,000
Trustee

* The information above reflects the compensation of the Trustees on the Board of the AdvisorOne Funds (formerly the Orbitex Group of Funds), prior to the Trust name change effective April 1, 2003 and the election of new Trustees by the shareholders on May 7, 2003. These Trustees received $2,500 per meeting attended.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of April 1, 2003 is set forth in the chart below**:

                                                       Aggregate Dollar Range
                                                       of Securities In All
                           Aggregate Dollar Range of   Registered Funds Overseen
                           Equity                      by Trustee In
                           In the Trust                AdvisorOne Funds

Interested Trustee:

Richard E. Stierwalt       None                        None

Non-Interested Trustee:

Ronald S. Altbach          None                        None

Stephen H. Hamrick         None                        None

Leigh A. Wilson            None                        None

** The information above reflects the share ownership of the Trustees on the Board of the AdvisorOne Funds formerly the Orbitex Group of Funds, prior to the Trust name change effective April 1, 2003 and the election of new Trustees by the shareholders on May 7, 2003.

Share Ownership Information relating to share ownership by each new Trustee of the Trust as of June 15, 2003 is set forth in the chart below:

                                                       Aggregate Dollar Range
                                                       of Securities In All
                           Aggregate Dollar Range of   Registered Funds Overseen
                           Equity                      by Trustee In
                           In the Trust                AdvisorOne Funds

Interested Trustee:

Michael Miola              None                        None

Non-Interested Trustee:

L. Merill Bryan, Jr.       $10,001 - $50,000           $10,001-$50,000
                                                       (Amerigo Class N Shares)

Gary Lanzen                None                        None

John Pacheco               None                        None

The Board of Trustees has approved a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act that covers the Trust. The Code restricts the personal investing activities of personnel subject to the Code, but permits them to invest in securities, including securities that may be purchased or held by a Fund, if certain procedures are followed. Among other things, the Code provides for trading "blackout periods" which prohibit trading by such personnel within seven calendar days before or after trading by a Fund in the same or an equivalent security. The Code can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code also is available on the Commission's Internet site at http://www.sec.gov. A copy of the Code also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

PRINCIPAL HOLDERS OF SECURITIES

As of June 15, 2003, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

AMERIGO FUND - CLASS N                                       % HELD

National Investors                                           23.27%
55 Water St
New York, NY 10041

Schwab                                                       18.73%
101 Montgomery Street
San Francisco, CA 94104


CLERMONT FUND - CLASS N

National Investors                                           32.78%
55 Water St
New York, NY 10041

Schwab                                                       27.47%
101 Montgomery Street
San Francisco, CA  94104

A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders. The Trustees as a group own less than 1% of the outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

In addition to the duties set forth in each Prospectus under the section entitled "Management," the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders, negotiate commissions for the execution of transactions in securities and establish relationships with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and
(v) obtain and evaluate business and financial information in connection with the exercise of its duties.

Subject to policies established by the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of its Funds. In addition to providing advisory services, the Adviser furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

Prior to February 6, 2003, Clarke Lanzen Skalla Investment Firm, Inc. ("Previous Adviser") served as the investment adviser to each Fund pursuant to an investment advisory agreement entered into by the Trust, on behalf of each Fund and Previous Adviser. On February 6, 2003, Orbitex Financial Services Group, Inc. ("Orbitex"), Previous Adviser's corporate parent, entered into a transaction agreement whereby NorthStar Financial Services Group, LLC ("NorthStar"), a Nevada limited liability company with headquarters in Omaha, Nebraska, acquired a 100% ownership interest in Previous Adviser (the "Transaction"). NorthStar is a holding company for a group of several financial service companies specializing in the money management industry, including the Fund's Administrator. Subsequent to the Transaction, Previous Adviser changed its form of organization from a corporation to a limited liability company, and as of April 10, 2003 is known as Clarke Lanzen Skalla Investment Firm, LLC. (the "Adviser"), the current investment adviser for the Amerigo Fund and Clermont Fund. The Adviser is located at 4020 South 147th Street, Omaha, NE 68137, and serves as investment adviser of the Funds pursuant to an Investment Advisory Agreement that has been approved by the both the shareholders and the Trustees.

An Investment Advisory Agreement was approved by the Trustees at a meeting held on February 3, 2003. In connection with the approval of the Investment Advisory Agreement, the Board considered that the Previous Adviser and the Current Adviser were the same adviser, that the current portfolio managers would remain as each of the Funds' portfolio managers, that the terms of the Advisory Agreement were identical to the Current Advisory Agreement, and that the fees payable would not change. The Board also considered the representations made by Previous Adviser and NorthStar that key management personnel of Previous Adviser would continue to service the Funds.

The new Investment Advisory Agreement was approved by the shareholders at a meeting held on May 7, 2003 with an initial term of two years. However, the Investment Advisory Agreement may continue in effect from year to year if approved at least annually by a vote of a majority of the Board (including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from each Fund, computed daily and payable monthly at an annual rate of 1.00% for the Amerigo Fund and 1.00% for the Clermont Fund.

The following table shows the amount of advisory fees paid by each Fund to the Adviser and the amount of the advisory fees waived by the Adviser for the past three fiscal years.

                                    ADVISORY FEES        ADVISORY FEES WAIVED
                                    PAID BY FUND            BY THE ADVISER
                                    ------------            --------------
Amerigo Fund
------------

April 30, 2001                        $183,189                 $211,730
April 30, 2002                        $171,249                 $192,278
April 30, 2003                        $221,265                 $204,493

Clermont Fund
-------------

April 30, 2001                        $      0                 $111,400
April 30, 2002                        $      0                 $108,164
April 30, 2003                        $ 91,424                 $151,328

The Adviser has contractually agreed to fee waivers and/or expense reimbursements on the following funds for the contractual periods stated in the chart below and in its sole discretion thereafter.

                                                                CONTRACTUAL
FUND                       CLASS C        CLASS N               PERIOD
----                       -------        -------               ------

Amerigo Fund                2.15%           1.15%               6/30/2004
                            -----           -----               ---------

Clermont Fund               N/A             1.15%               6/30/2004
                            ---             -----               ---------

The following table shows the amount of reimbursements by the Adviser for the last three fiscal years. The Amerigo Fund and Clermont Fund commenced operations on June 5, 2000. Prior to June 5, 2000, the Funds operated as separate funds called the CLS AdvisorOne Funds -- Amerigo and Clermont.

                                                        Amount of Fund Expenses
                                                       Reimbursed by the Adviser
                                                       -------------------------

Amerigo Fund - Class C
April 30, 2001(1)                                                        0
April 30, 2002                                                           0
April 30, 2003                                                           0

Amerigo Fund - Class N
April 30, 2001                                                           0
April 30, 2002                                                           0
April 30, 2003                                                           0

Clermont Fund - Class N
April 30, 2001                                                           0
April 30, 2002                                                    $133,061
April 30, 2003                                                           0

(1)   Fiscal period July 13, 2000 through April 30, 2001

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

Clarke Lanzen Skalla Investment Firm, LLC, the investment adviser for the Amerigo and Clermont Funds, and Gemini Fund Services, LLC, the administrator for the AdvisorOne Funds are each wholly-owned subsidiaries of NorthStar Financial Services Group, LLC, a Nevada limited liability company.

ADMINISTRATOR

The Administrator for the Funds is Gemini Fund Services, LLC, (the "Administrator"), which has its principal office at the Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Gemini Fund Services, LLC was previously known as Gemini Fund Services, Inc. and Orbitex Fund Services, Inc. On May 5, 2003, Orbitex Fund Services, Inc. changed its name to Gemini Fund Services, Inc. and on June 1, 2003, Gemini Fund Services, Inc. changed its form of organization from a corporation to a limited liability company and is now known as Gemini Fund Services, LLC.

Pursuant to an Administrative Service Agreement with the Funds, the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Agreement was initially approved by the Board of Trustees at a meeting on March 16, 2000. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Administrative Service Agreement is terminable by the Board of Trustees or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds' tax returns, and preparing reports to the Funds' shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Funds' listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds by the Administrator, the Funds pay the Administrator a fee, computed daily and payable monthly at annual rate of 0.10% on assets up to $100 million; 0.08% on assets from $100 million to $250 million; 0.05% on assets from $250 million to $500 million; and 0.03% on assets greater than $500 million, or a minimum fee of $40,000 per Fund per year of each Fund's average daily net assets. The Funds also pay the Administrator for any out-of-pocket expenses.

In return for providing the Funds with all accounting related services, the Funds pays the Administrator a monthly fee based on the Funds' average net assets, plus any out-of-pocket expenses for such services.

For the fiscal year ended April 30, 2001, fees of the Administrator accrued were: $76,380

For the fiscal year ended April 30, 2002, fees of the Administrator accrued were: $81,728

For the fiscal year ended April 30, 2003, fees of the Administrator accrued were: $85,337

CUSTODIAN

Bank of New York ("BONY") serves as the custodian of the Trust's assets pursuant to a Custodian Contract by and between BONY and the Trust. BONY's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Pursuant to the Custodian Contract, BONY also provides certain accounting and pricing services to the Trust; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. BONY's principal place of business is 15 Broad Street, 7th Floor, New York, New York 10286.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC an affiliate of the Adviser, whose principal office is located in Hauppauge, New York, provides transfer agent and dividend disbursing services to the Funds at the location of 4020 South 147th Street, Omaha, NE 68137.

DISTRIBUTION OF SHARES

Orbitex Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each class of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor's principal business address is One Station Place, Metro Center, Stamford, Connecticut, 06902.

Under the terms of the Class C Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plan"), the Distributor receives a level load on Class C Shares, respectively, and fees for providing services to Class C Shares of the Amerigo Fund under the Distribution Agreement. In addition, pursuant to the Rule 12b-1 Plan; the Amerigo Fund is authorized to use a portion of their assets attributable to Class C Shares to finance certain activities relating to the distribution of their shares to investors.

The Plan adopted for Class C Shares allows the Amerigo Fund to pay the Distributor quarterly at a rate equal to 0.75% of the average daily net assets attributable to the Class C Shares of that Fund during that quarter. The Class C Plan also allows each Fund to pay the Distributor for certain shareholder services provided to Class C shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, the Amerigo Fund pays a shareholder service fee equal to 0.25% of average net assets attributable to Class C Shares of the Fund on an annualized basis. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to investors in Class C Shares of the Fund, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its Shares.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Class C Shares of the Amerigo Fund and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan and Agreement may be terminated at any time by the Trust or the Amerigo Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Class C Shares of the Trust or the Amerigo Fund. The Rule 12b-1 Plan will terminate automatically in the event of its assignment (as defined in the 1940
Act).

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Amerigo Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940
Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The following table shows the sales charge revenues collected, and retained by the Distributor for the past two fiscal years.

                                     Sales Charge                        CDSC Revenue

                             Amount           Amount            Amount           Amount
                             Paid             Retained          Paid             Retained
Fund                         to Distributor   by Distributor    to Distributor   by Distributor
----                         --------------   --------------    --------------   --------------
Amerigo Fund - Class C
April 30, 2002               $    0           $       0         $       0        $    0
April 30, 2003               $1,111           $       0         $       0        $4,217

CODES OF ETHICS

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Adviser and the Distributor (the "Code"). The Code subjects the Adviser's and the Distributor's employees to various restrictions to ensure that their personal securities transactions do not disadvantage the Trust or any Fund. In that regard, Fund portfolio managers and other investment personnel must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code's preclearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund's portfolio securities, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser. The Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. The Adviser may also consider sales of the Funds' Shares as a factor in the selection of broker-dealers.

Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal year ended April 30, 2001, the Funds paid brokerage commissions as follows: $32 for the Amerigo Fund and $0 for the Clermont Fund.

For the fiscal year ended April 30, 2002, the Funds paid brokerage commissions as follows: $0 for the Amerigo Fund and $0 for the Clermont Fund. For the fiscal year ended April 30, 2003, the Funds paid brokerage commissions as follows:
$25,510 for the Amerigo Fund and $26,413 for the Clermont Fund.

REDEMPTION OF SECURITIES BEING OFFERED

Redemptions In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner, as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

WAIVERS FOR CLASS C SHARES. (Amerigo Fund Only) The Fund may waive, where applicable, the CDSC on redemption: (1) following the death of a shareholder,
(2) if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration, or (3) when a total or partial redemption is made in connection with a distribution from IRAs or other qualified retirement plans after attaining age 59-1/2.

The Distributor may waive the CDSC on the redemption of Class C shares of the Fund owned by directors, trustees, officers and full-time employees of the Trust, the Adviser, or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities. The Fund may also waive the CDSC on the redemption of Class C shares of the Fund owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, trust companies, investment advisers and broker-dealers, either in their fiduciary capacities or for their own accounts. These institutions may charge fees to clients for whose accounts they purchase shares at net asset value or for which the CDSC has been waived.

All CDSCs imposed on redemptions of the Fund are paid to the Distributor.

SHAREHOLDER SERVICES

Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds' transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represent the proceeds from redemptions of Fund shares, and the value of the shareholder's investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See "Dividends, Distributions and Taxes" in this SAI and in the Funds' Prospectus.

The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds' Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one AdvisorOne Fund account into another AdvisorOne Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Transfer Agent.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of a Fund will be determined for each class of shares. The net asset value per share of a given class of shares of a Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act and dividing the result by the number of shares of such class outstanding. The net asset value of shares of each class of each Fund is normally calculated as of the close of regular trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of the different classes of a Fund's shares is expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

In determining each Fund's NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

TAXES

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust's taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of each Fund's taxable year.

At the time of purchase, each Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax unless the Fund makes a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Funds will elect to do mark-to-market and identified PFIC to avoid the PFIC tax.

If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of "marketable" PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act;
(2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

PERFORMANCE INFORMATION ABOUT THE FUNDS

Total Return Calculations

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return will be calculated separately for Class C and Class N Shares. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

                                       1/n
                                  T=(ERV/P) - 1

Where:

T           = average annual total return.
P           = a hypothetical initial payment of $1,000.
n           = number of years.

ERV         = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5, or 10 year periods at the end of the1, 5, or 10 year periods (or fractional portion).

Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

Where:

C           = Cumulative Total Return

P           = a hypothetical initial investment of $1,000

ERV         = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

Where:      P        = a hypothetical $1,000
            T        = average annual total return
            n        = number of years
            ERV      = ending redeemable value at the end of the applicable
                       period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            P(1+T)^n = ATV(D)

Where:      P        = a hypothetical $1,000 initial investment
            T        = average annual total return (after taxes on
                       distributions)
            n        = number of years
            ATVD     = ending value at the end of the applicable period of the
                       hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            P(1+T)^n = ATV(DR)

Where:      P        = a hypothetical $1,000 initial investment
            T        = average annual total return (after taxes on distributions and redemption)
            n        = number of years
            ATVDR    = ending value at the end of the applicable period of the
                       hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

ANNUALIZED TOTAL RETURNS as of April 30, 2003

                                                                                        Since      Inception
                                                   1 Yr.        5 Yr.      10 Yr.     Inception      Date
                                                   -----        -----      ------     ---------      ----
Amerigo Fund
   Class C Shares                                  (16.81)%     N/A        N/A        (15.60)%     7/13/00
   Class N Shares                                  (15.15)%     (1.05)%    N/A          1.37%      7/14/97

Clermont Fund
   Class N Shares                                   (9.58)%     (0.88)%    N/A          0.86%      7/14/97

ANNUALIZED TOTAL RETURNS as of April 30, 2002

AFTER TAX RETURNS                                                                       Since      Inception
                                                   1 Yr.        5 Yr.      10 Yr.     Inception      Date
                                                   -----        -----      ------     ---------      ----
Amerigo Fund
   Class C Shares
   after taxes on distributions                    (16.81)%     N/A        N/A        (16.46)%     7/13/00
   after taxes on distributions and redemptions    (10.32)%     N/A        N/A        (12.16)%     7/13/00

AFTER TAX RETURNS                                                                       Since      Inception
                                                   1 Yr.        5 Yr.      10 Yr.     Inception      Date
                                                   -----        -----      ------     ---------      ----
Amerigo Fund
   Class N Shares
   after taxes on distributions                    (15.15)%     (1.72)%    N/A         0.76%       7/14/97
   after taxes on distributions and redemptions     (9.30)%     (0.91)%    N/A         1.02%       7/14/97
Clermont Fund
   Class N Shares
   after taxes on distributions                     (9.81)%     (1.82)%    N/A        (0.07)%      7/14/97
   after taxes on distributions and redemptions     (5.89)%     (1.01)%    N/A         0.36%       7/14/97

From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

In addition, the performance of the Funds may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of a Fund's holdings.

The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

The Trust may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker whose address is 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the Trust's independent accountants providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Trust and the offer and sale of its shares has been provided by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022, which serves as Counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements of the Amerigo Fund and Clermont Fund for the years ended April 30, 2003 and April 30, 2002 , which are included in the Funds' Annual Report to Shareholders dated April 30, 2003 and April 30, 2002, respectively, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent accountants' reports.